Exhibit 10.1 EXECUTION VERSION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT (this “Agreement” or this “Amendment”) is entered into as of September 5, 2025, among PRA GROUP, INC., a Delaware corporation (“PRA”), PRA GROUP CANADA INC., a Canadian corporation amalgamated under the Canada Business Corporations Act (the “Canadian Borrower”, and, together with PRA, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and TRUIST BANK, as Administrative Agent.
RECITALS
The Borrowers, the Guarantors, the Lenders and TRUIST BANK, as Administrative Agent, Swing Line Lender and L/C Issuer, are party to that certain Second Amended and Restated Credit Agreement dated as of October 28, 2024 (as amended, supplemented, modified and in effect from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders agreed to provide senior credit facilities to the Borrowers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.
The Borrowers have requested that the Administrative Agent and the Lenders agree to certain amendments to the Existing Credit Agreement as set forth herein. The Administrative Agent and the Lenders are willing to agree to such amendments to the Existing Credit Agreement on the terms and subject to the conditions hereinafter set forth.
In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrowers, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent hereby acknowledge and agree as follows:
ARTICLE I

AMENDMENTS TO EXISTING CREDIT AGREEMENT
The parties hereto agree that Section 8.03(r) of the Existing Credit Agreement is hereby amended to (i) delete the amount “$250,000,000” appearing therein and replace such amount with “$600,000,000” and (ii) delete the percentage “six percent (6%)” appearing therein and replace such percentage with “ten and one half percent (10.5%)”.
ARTICLE II CONDITIONS TO EFFECTIVENESS
The amendments set forth in Article I shall become effective on the date first written above
(the “First Amendment Effective Date”), when the following conditions have been met:
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1.Counterparts. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Administrative Agent, the Lenders party hereto, the Borrowers and the Guarantors party hereto.
2.Expenses. Receipt by the Administrative Agent of all other reasonable fees and expenses due and owing in connection with this Agreement.
ARTICLE III MISCELLANEOUS
1.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
2.Electronic Execution; Electronic Records; Counterparts. This Amendment may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this Section 3.2 may include use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into “.pdf”), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Loan Party or any Lender, and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart.
3.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and each Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Credit Agreement and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future
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action on the part of any Loan Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. This Amendment shall constitute a Loan Document.
5.Representations and Warranties. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the First Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Credit Agreement are true and correct in all material respects (unless qualified by materiality, in which case, such statement shall be true and correct in all respects) as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects (unless qualified by materiality, in which case, such statement was true and correct in all respects) on and as of such earlier date).
[SIGNATURE PAGES FOLLOW]
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1N WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWERS:	PRA GROUP, INC. By: /s/ Rakesh Sehgal Name: Rakesh Sehgal Title: Executive Vice President, Chief Financial Officer and Treasurer
PRA GROUP CANADA INC. By: /s/ Dennis Hunter Name: Dennis Hunter Title: Vice President
GUARANTORS:	PORTFOLIO RECOVERY ASSOCIATES, LLC By: /s/ Craig Dewey Name: Craig Dewey Title: President, Secretary and Treasurer

PRA HOLDING I, LLC
PRA HOLDING II, LLC
PRA HOLDING III, LLC
PRA HOLDING IV, LLC
PRA HOLDING V, LLC
PRA HOLDING VI, LLC
PRA HOLDING VII, LLC

By: /s/ Rakesh Sehgal
Name: Rakesh Sehgal
Title: President and Treasurer

PRA FINANCIAL SERVICES, LLC By: /s/ Rakesh Sehgal Name: Rakesh Sehgal Title: Manager
PRA AUTO FUNDING, LLC By: /s/ LaTisha Tarrant Name: LaTisha Tarrant Title: Manager

[Signature Page to First Amendment]

GUARANTORS (cont.):	PRA RECEIVABLES MANAGEMENT, LLC By: /s/ Carol Elizabeth Hardy Name: Carol Elizabeth Hardy Title: Vice President
CLAIMS COMPENSATION BUREAU, LLC By: /s/ Heather S. Hall Name: Heather S. Hall Title: President

[Signature Page to First Amendment]

TRUIST BANK, as Administrative Agent and a Lender By: /s/ Madison Waterfield Name: Madison Waterfield Title: Director

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender By: /s/ Holver Rivera Name: Holver Rivera Title: Senior Vice President
BANK OF AMERICA, N.A., acting through its Canada branch, as a Lender By: /s/ Sylwia Durkiewicz Name: Sylwia Durkiewicz Title: Vice President

[Signature Page to First Amendment]

MUFG BANK, LTD. f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender By: /s/ Meng Zhang Name: Meng Zhang Title: Director

[Signature Page to First Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Michael J. Schaltz, Jr. Name: Michael J. Schaltz, Jr. Title: Managing Director & SVP
FIFTH THIRD BANK, NATIONAL ASSOCIATION, acting through its Canada branch, as a Lender By: /s/ Michael Woo Name: Michael Woo Title: Vice President

[Signature Page to First Amendment]

CAPITAL ONE, N.A., as a Lender By: /s/ Eric Purzycki Name: Eric Purzycki Title: Duly Authorized Signatory

[Signature Page to First Amendment]

DNB CAPITAL LLC, as a Lender By: /s/ Dania Hinedi Name: Dania Hinedi Title: Senior Vice President By: /s/ Bret Douglas Name: Bret Douglas Title: Senior Vice President

[Signature Page to First Amendment]

CITIZENS BANK, N.A., as a Lender By: /s/ Christopher Domanico Name: Christopher Domanico Title: Senior Vice President

[Signature Page to First Amendment]

REGIONS BANK, as a Lender By: /s/ Jon McRae Name: Jon McRae Title: Director

[Signature Page to First Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Brian P. Fox Name: Brian P. Fox Title: Senior Vice President

[Signature Page to First Amendment]

FIRST HORIZON BANK, as a Lender By: /s/ Todd Warrick Name: Todd Warrick Title: EVP

[Signature Page to First Amendment]

ATLANTIC UNION BANK, as a Lender By: /s/ Matthew Sawyer Name: Matthew Sawyer Title: Managing Director

[Signature Page to First Amendment]

RAYMOND JAMES BANK, as a Lender By: /s/ Fern S. Lindsay Name: Fern S. Lindsay Title: SVP

[Signature Page to First Amendment]

SOUTHSTATE BANK, as a Lender By: /s/ Brian Combs Name: Brian Combs Title: Senior Vice President

[Signature Page to First Amendment]

ING Capital LLC, as a Lender By: /s/ Patrick Frisch Name: Patrick Frisch Title: Managing Director By: /s/ Alex Kreissman Name: Alex Kreissman Title: Director

[Signature Page to First Amendment]